Exhibit 99.1

0 Investor Presentation February 10, 2025

DISCLAIMER Forward - Looking Statements This presentation contains, and from time - to - time in connection with this presentation our management may make, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements reflect our views at such time with respect to, among other things, future events and our financial performance. These statements are often, but not always , m ade through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continu e,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” and “outlook,” or the negative version of these w ord s or other comparable words or phrases of a future or forward - looking nature. These forward - looking statements are not historical facts an d are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by m ana gement, and any such forward - looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to pre dict. Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements. Factors th at could cause our actual results to differ materially from those described in the forward - looking statements, including (without limitation) t he domestic and global economic environment and capital market conditions and other risk factors, can be found in our SEC filings, including, bu t not limited to, our most recent Form 10 - K and subsequent Quarterly Reports on Form 10 - Q, which are available on our website (www.fhb.com) and th e SEC’s website (www.sec.gov). Any forward - looking statement speaks only as of the date on which it is made, and we do not underta ke any obligation to update or review any forward - looking statement, whether as a result of new information, future developments or oth erwise, except as required by applicable law. Use of Non - GAAP Financial Measures The information provided herein includes certain non - GAAP financial measures. We believe that these measures provide useful inf ormation about our operating results and enhance the overall understanding of our past performance and future performance. Although t hes e non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytic al tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GA AP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assess ing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the a ppe ndix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolid ate d subsidiaries. 1

INVESTMENT HIGHLIGHTS 2 Strong, Consistent Financial Performance Leading Position In Attractive Markets Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

$359 $365 $357 $355 $353 $380 $387 $380 $395 $365 $310 $353 $336 $307 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1.40% 1.47% 0.89% 1.00% 0.87% 0.94% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 STRONG, CONSISTENT FINANCIAL PERFORMANCE 3 Source: Public filings and S&P Global Capital IQ, as of 05 - Feb - 2025 Note: Financial data as of 31 - Dec - 2024. $10 – $50 bn banks at 31 - Dec - 2023; excluding merger targets, constituted based on publicly available information as of 07 - Feb - 2024. (1) Pre - Tax, Pre - Provision Earnings, ROATA (Return On Average Tangible Assets) and ROATCE (Return On Average Tangible Common Equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.1% 10.9% 20.0% 14.7% 9.5% 10.2% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Pre - Tax, Pre - Provision Earnings ($mm) (1) ROATA (1) Stable Earnings Drivers ROATCE (1) Year Ended December 31 Consistent PTPP Earnings Consistent History of Strong Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 ▪ Dominant loan and deposit positions in attractive markets ▪ Consistent underwriting standards with proven performance through the credit cycle ▪ Demonstrated history of disciplined expense management Year Ended December 31

LEADING POSITION IN AN ATTRACTIVE MARKET

First Hawaiian, Inc.

Branch Presence


48 branches
Kauai
Niihau
Oahu
Honolulu
Molokai
Maui
Lanai
Kahoolawe
Hawaii Island
Saipan
Guam

Financial Overview – 12/31/2024 ($ billions)

Market Cap	*$ 3.5*	*Loans*	*$ 14.4*
Assets	*$ 23.8*	*Deposits*	*$ 20.3*

ROATCE(2,5)


14.7%
10.2%
FHB
Peer Median(1)

ROATA(2,5)


1.0%
0.9%
FHB
Peer Median(1)

Efficiency Ratio(5)


61.6%
57.5%
FHB
Peer Median(1)

Cost of Deposits(5)


165 bps
228 bps
FHB
Peer Median(1)

NALs / Loans (6)


0.14%
0.52%
FHB
Peer Median(1)

Dividend Yield (3)


3.7%
2.8%
FHB
Peer Median(1)

Company Highlights

- ✓ Oldest and largest Hawaii-based bank
- ✓ Full-service community bank with complete suite of products & services
- ✓ Largest combined deposit base in Hawaii, Guam and Saipan(4)
- ✓ Largest Hawaii-based lender
- ✓ $22.2 bn assets under administration as of Dec 31, 2024
- ✓ Proven through the cycle and outstanding operating performance

Source: Public filings and S&P Global Capital IQ as of 05-Feb-2025
Note: Financial data as of 31-Dec-2024. Market data as of 31-Dec-2024.
(1) $10–$50 bn banks at 31-Dec-2023; excluding merger targets, constituted based on publicly available information as of 07-Feb-2024.
(2) ROATA (Return On Average Tangible Assets) and ROATCE (Return on Average Tangible Common Equity) are non-GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix.
(3) Dividend yield based on dividend paid in 2024 and closing market price as of 05-Feb-2025.
(4) Deposit market share based on FDIC data as of 30-Jun-2024.
(5) Full-year ending December 31, 2024
(6) As of 31-Dec-2024

4

HAWAII BANKING MARKET DOMINATED BY LOCAL BANKS 5 The top 4 banks account for ~93% of deposits (2) Sources: FDIC, SEC and company filings. Company filings and public information used for peers where available, otherwise reg ula tory data used. Note: Financial data as of 31 - Dec - 2024. (1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non - GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix. (2) Deposit market share based on FDIC data as of 30 - Jun - 2024 27 35 50 48 Branches 721 939 1,865 1,997 FTEs 7.5 9.3 23.6 23.8 Assets ($bn) 5.3 6.1 14.1 14.4 Loans ($bn) 6.6 8.1 20.6 20.3 Deposits ($bn) 10.3% 2.5% 11.1% 14.7% 2024 ROATCE (1) 0.72% 0.13% 0.64% 1.00% 2024 ROATA (1) Loan Portfolio Deposit Portfolio $6.6 $8.1 $19.2 $18.3 Balance ($bn) Hawaii Deposits 2 11.7% 14.4% 34.1% 32.5% Share Commercial Commercial RE Residential RE Consumer & Other Transaction Accounts Savings / MMDA Time Deposits 10% 16% 37% 29% 9% 12% 31% 33% 15% 5% 10% 27% 48% 10% 10% 11% 31% 35% 13% 16% 34% 50% 15% 45% 40% 50% 38% 12% 16% 49% 35% 8% HELOC

1.53% 2.52% 5.13% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Hawaii Banks U.S. Banks Fed Funds 5.25% HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 6 Source: S&P Global and the Federal Reserve website. (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 3Q24 cost o f deposits based on publicly available information as of 3 - Feb - 2025. Line represents average of data set. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. 3Q24 cost of deposits based on publicly available inform ation as of 3 - Feb - 2025. Line represents average of data set. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~36% vs. ~45% for broader U.S. banks during the last rising rate cycle 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (2) (3) 99bps Funding Advantage ~110bps Funding Advantage

$9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $19.2 $21.8 $21.7 $21.3 $20.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 Demand 34% Money Market 20% Savings 27% Time 15% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base As of December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 1.65% 1.69% 2.94% 2.28% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Capital IQ, as of 05 - Feb - 2025 Note: Financial data as of 31 - Dec - 2024. $10 – $50 bn banks at 31 - Dec - 2023; excluding merger targets, constituted based on publicly available information as of 07 - Feb - 2024 . Public Savings 3% Reduced Public Time Deposits by $1.5 bn in 2018 and 2019 Public Time 1% Deposits Well - Balanced Between Retail and Commercial 7 10.0 9.5 0.8 Retail Commercial Public ($ billions) 12/31/24 12/31/24

$6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.3 $13.0 $14.1 $14.4 $14.4 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 24 HIGH - QUALITY, BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio 8 Well - positioned to serve clients during the financial crisis Loans: $14.4 bn 71% 67% 65% 62% 59% 69% 80% 76% 70% 69% 67% 68% 70% 70% 69% 79% 78% 84% Loans / Deposits As of December 31, Balanced Loan Portfolio (as of 12/31/24) Steady Loan Growth ($bn) Note: Financial data as of 31 - Dec - 2024 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 56% Commercial, 44% Consumer ▪ 76 % Hawaii/Guam/Saipan, 24% Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with experienced lending team. ▪ 57 % Hawaii/Guam/Saipan, 43% Mainland ▪ $ 1,502 mm Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 26 % Hawaii - based, 74% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2021 , 2022, and 2024 ▪ Leveraged SBA experience to quickly launch PPP program ▪ Originated over 10k PPP loans for over $1.4bn in principal balances in 2020 and 2021 ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $2,247 mm 16% CRE $4,464 31% Construction $918 mm 6% Leasing $435 mm 3% Residential $4,168 mm 29% Home Equity $1,152 mm 8% Consumer Auto $613 mm 4% Credit Card $331 mm 2% Other Consumer $80 mm 1% Loan Portfolio Highlights (as of 12/31/24) $585 mm PPP loans repaid in 2021 Note: Percentages shown may not total to 100% due to rounding

0.21% 0.10% 0.10% 0.16% 0.00% 0.50% 1.00% 1.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 9 Year Ended December 31 0.16% 0.19% 0.41% 0.52% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 As of December 31 1.43% 1.11% 1.16% 1.18% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 71.4x 7.8x 3.2x 2.3x '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 05 - Feb - 2025 Note: Financial data as of 31 - Dec - 2024. $10 – $50 bn banks at 31 - Dec - 2023; excluding merger targets, constituted based on publicly available information as of 07 - Feb - 2024 . NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 20.0x 10.0x

$9.1 $20.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 Source: Public filings and S&P Global Capital IQ as of 05 - Feb - 2025 Note: Financial data as of 31 - Dec - 2024. $10 – $50 bn banks at 31 - Dec - 2023; excluding merger targets, constituted based on publicly available information as of 07 - Feb - 2024 . (1) ROATCE (Return on Average Tangible Common Equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB G AAP measure is provided in the appendix. 12.1% 14.7% 9.5% 10.2% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 PROVEN THROUGH THE CYCLE PERFORMANCE 10 Through the Cycle Credit Performer Strong Profitability Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $6.5 $14.4 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 NPAs + 90s / Loans + OREO ROATCE (1) First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.19% 0.41% 0.52% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 As of December 31 As of December 31 Year Ended December 31 As of December 31

WELL - CAPITALIZED WITH AN ATTRACTIVE DIVIDEND 11 Source: Public filings and S&P Global Capital IQ as of 05 - Feb - 2025 Note: Financial data as of 31 - Dec - 2024. $10 – $50 bn banks at 31 - Dec - 2023; excluding merger targets, constituted based on publicly available information as of 07 - Feb - 2024 . (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory appr ov als. (2) Dividend yield (MRQ) based on Q4 2024 dividends annualized and market data as of 31 - Dec - 2024. Robust Capital Position (As of 12/31/24) Attractive Dividend Yield (1)(2) Capital Management Approach 12.8% 12.9% 0.5% 1.2% 2.0% 14.0% 15.4% FHI Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1 10.4% 9.1% Tier 1 Leverage ▪ Retain sufficient earnings to support loan growth and maintain strong capital levels ▪ Return excess capital through dividends and share repurchases ▪ Maintained quarterly dividend at $0.26/share in 2024 ▪ Repurchased 1.5mm shares for $40mm in 2024 ▪ Repurchase authorization for up to $100mm of common stock during 2025 3.7% 2.8% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets

12 APPENDIX

FULL SUITE OF PRODUCTS AND SERVICES

First Hawaiian, Inc.

First Hawaiian is a full-service community bank focused on building relationships with our customers

Commercial Lending

- Largest commercial lender in Hawaii
- 63 commercial bankers[2]
- Relationship-based lending
- Primary focus on Hawaii, additional focus on California
- C&I, leases, auto dealer flooring, CRE, and C&D
- Strong relationships with proven local real estate developers

Consumer Lending

- Services provided to individuals and small to mid-sized businesses
- Full-service branches, online and mobile channels
- Exclusively in-footprint focus
- First mortgages, home equity, indirect auto financing, and other consumer loans

Deposits

- 32.5% deposit market share in Hawaii[1]
- Retail deposit products offered through branch, online, mobile, and direct channels
- Commercial deposits, treasury and cash management products
- Hawaii state and municipal relationships

First Hawaiian, Inc.

Credit Cards

- Leading credit card issuer among Hawaii banks
- Approximately 157,000 accounts with more than $2.5bn annual spend[2]
- Consumer, small businesses, and commercial cards
- Issuer of MasterCard

Wealth Management

- $22.5 bn[2] of AUA and 34 financial advisors[2]
- Personal services include financial planning, insurance, trust, estate, and private banking
- Institutional services include investment management, retirement plan administration, and custody
- Mutual funds provided by Bishop Street Capital Management

Merchant Processing

- Largest merchant processor in Hawaii
- Spans Hawaii, Guam and Saipan
- Over 3,400 terminals processed ~38.4 mm transactions in 2024
- Relationships with all major U.S. card companies and select foreign cards

(1) Source: FDIC as of 30-Jun-2024
(2) As of 31-Dec-2024

13

HAWAII IS AN ATTRACTIVE MARKET WITH STRONG ECONOMIC FUNDAMENTALS 14 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Estimated total defense spending in Hawaii in FY22: $8.8bn (3) • Defense spending was approximately 8.9% of state GDP in FY22 (3) • Over 48.5k Active Duty and Reserve personnel stationed in Hawaii and 20k civilian employees (FY22) (3) Government 19% Real Estate 21% Residential RE 23% Other 12% Transportation & Warehousing 5% Entertainment 12% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2023) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $20.8bn of 2023 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) defenseeconomy.hawaii.gov

GAAP TO NON - GAAP RECONCILIATIONS Return on average tangible assets, return on average tangible stockholders’ equity, tangible book value per share, tangible stockholders’ equity to tangible assets and pre - tax, pre - provision earnings are non - GAAP financial measures. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our tangible book value per share as the ratio of tangible stockholders’ equity to outstanding shares. Tangible stockholders’ equity is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our total stockholders’ equity. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. Pre - tax, pre - provision earnings are calculated by subtracting (and thereby effectively excluding) the provision for credit losses from our income before provision for income taxes. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP measures. 15

GAAP TO NON-GAAP RECONCILIATION - ANNUAL

First Hawaiian, Inc.

(Dollars in millions, except per share data)	2024	2023	2022	2021	2020	2019
	As of and for the Twelve Months Ended December 31,					
Net Income	$ 230.1	$ 235.0	$ 265.7	$ 265.7	$ 185.8	$ 284.4
Average Total Stockholders' Equity	$ 2,557.2	$ 2,346.7	$ 2,321.6	$ 2,708.4	$2,698.9	$ 2,609.4
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,561.7**	**$ 1,351.2**	**$ 1,362.1**	**$ 1,712.9**	**$1,703.4**	**$ 1,613.9**
Total Stockholders' Equity	$ 2,617.5	$ 2,486.1	$ 2,269.0	$ 2,656.9	$ 2,744.1	$ 2,640.3
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$1,662.0**	**$1,490.6**	**$ 1,273.5**	**$1,661.4**	**$1,748.6**	**$ 1,644.8**
Average Total Assets	$ 23,996.7	$ 24,625.4	$ 24,964.4	$ 24,426.3	$ 21,869.1	$ 20,325.7
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 23,001.2**	**$ 23,630.0**	**$ 23,968.9**	**$ 23,430.8**	**$ 20,873.6**	**$ 19,330.2**
Total Assets	$ 23,828.2	$ 24,926.5	$ 24,577.2	$ 24,992.4	$ 22,662.8	$ 20,166.7
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 22,832.7**	**$ 23,931.0**	**$ 23,581.7**	**$ 23,996.9**	**$ 21,667.3**	**$ 19,171.2**
Return on Average Total Stockholders' Equity	9.00%	10.01%	11.44%	9.81%	6.88%	10.90%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**14.74%**	**17.39%**	**20.03%**	**15.51%**	**10.91%**	**17.62%**
Return on Average Total Assets	0.96%	0.95%	1.06%	1.09%	0.85%	1.40%
Return on Average Tangible Assets (non-GAAP)	**1.00%**	**0.99%**	**1.11%**	**1.13%**	**0.89%**	**1.47%**
Income Before Provision for Income Taxes	$ 292.6	$ 309.2	$ 351.2	$ 349.0	$ 243.7	$ 381.7
Provision For Credit Losses	14.8	26.6	1.4	(39.0)	121.7	13.8
Pre-Tax, Pre-Provision Earnings (Non-GAAP)	**$ 307.4**	**$ 335.8**	**$ 352.6**	**$ 310.0**	**$ 365.4**	**$ 395.5**

Note: Totals may not sum due to rounding.

16

GAAP TO NON-GAAP RECONCILIATION - ANNUAL
(CONTINUED)

First Hawaiian, Inc.

(Dollars in millions, except per share data)	As of and for the Twelve Months Ended December 31, 2018	2017	2016	2015	2014	2013	2012	2011
Net Income	$ 264.4	$ 183.7	$ 230.2	$ 213.8	$ 216.7	$ 214.5	$ 211.1	$ 199.7
Average Total Stockholders' Equity	$ 2,457.8	$ 2,538.3	$ 2,568.2	$ 2,735.8	$ 2,698.4	$ 2,667.4	$ 2,664.2	$ 2,640.6
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Stockholders' Equity	**$ 1,462.3**	**$ 1,542.8**	**$ 1,572.7**	**$ 1,740.3**	**$ 1,702.9**	**$ 1,672.0**	**$ 1,668.7**	**$ 1,645.1**
Total Stockholders' Equity	$ 2,524.8	$ 2,532.6	$ 2,476.5	$ 2,736.9	$ 2,675.0	$ 2,651.1	$ 2,654.2	$ 2,677.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Stockholders' Equity	**$ 1,529.3**	**$ 1,537.1**	**$ 1,481.0**	**$ 1,741.4**	**$ 1,679.5**	**$ 1,655.6**	**$ 1,658.7**	**$ 1,681.9**
Average Total Assets	$ 20,247.1	$ 19,942.8	$ 19,334.7	$ 18,785.7	$ 17,493.2	$ 16,653.6	$ 16,085.7	$ 15,246.8
Less: Average Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Average Tangible Assets	**$ 19,251.6**	**$ 18,947.3**	**$ 18,339.2**	**$ 17,790.2**	**$ 16,497.7**	**$ 15,658.1**	**$ 15,090.2**	**$ 14,251.3**
Total Assets	$ 20,695.7	$ 20,549.5	$ 19,661.8	$ 19,352.7	$ 18,133.7	$ 17,118.8	$ 16,646.7	$ 15,839.4
Less: Goodwill	995.5	995.5	995.5	995.5	995.5	995.5	995.5	995.5
Tangible Assets	**$ 19,700.2**	**$ 19,554.0**	**$ 18,666.3**	**$ 18,357.2**	**$ 17,138.2**	**$ 16,123.3**	**$ 15,651.2**	**$ 14,843.9**
Return on Average Total Stockholders' Equity	10.76%	7.24%	8.96%	7.81%	8.03%	8.04%	7.92%	7.56%
Return on Average Tangible Stockholders' Equity (non-GAAP)	**18.08%**	**11.91%**	**14.64%**	**12.28%**	**12.72%**	**12.83%**	**12.65%**	**12.14%**
Return on Average Total Assets	1.31%	0.92%	1.19%	1.14%	1.24%	1.29%	1.31%	1.31%
Return on Average Tangible Assets (non-GAAP)	**1.37%**	**0.97%**	**1.26%**	**1.20%**	**1.31%**	**1.37%**	**1.40%**	**1.40%**
Income Before Provision for Income Taxes	$ 358.2	$ 368.4	$ 371.8	$ 343.2	$ 344.2	$ 344.5	$ 329.8	$ 316.4
Provision For Credit Losses	22.2	18.5	8.6	9.9	11.1	12.2	34.9	42.1
Pre-Tax, Pre-Provision Earnings (Non-GAAP)	**$ 380.4**	**$ 386.9**	**$ 380.4**	**$ 353.1**	**$ 355.3**	**$ 356.7**	**$ 364.7**	**$ 358.5**

Note: Totals may not sum due to rounding.

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